Management Presentation

August 2012

allegiant
Travel is our deal.

Forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company“) will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

allegiant™ Travel is our deal.

Unique business model and results

- Highly resilient and profitable
  - Profitable last 38 quarters [1]
  - $162mm EBITDA [2] LTM 2Q12
  - LTM Return on Capital 14.4% [2]
- Strong balance sheet
  - Rated BB- and Ba3 [3]
  - $390mm unrestricted cash [4]
  - $156mm debt
  - Owned fleet
  - Debt/EBITDA 1.0x[2]
- Management owns >20%

Built to be different
Leisure customer
Small cities
Little competition
Low cost aircraft
Low frequency/variable capacity
Bundled products
Closed distribution
Low costs
Highly profitable

(1) Excluding non-cash mark to market hedge adjustments prior to 2008 and 4Q06 one time tax adjustment
(2) See GAAP reconciliation and other calculations in Appendix
(3) Rated BB- by Standard & Poor's, rated Ba3 by Moody's
(4) Unrestricted cash includes investments in marketable securities

allegiant™ Travel is our deal.

Leisure customer in small cities

- Taking people where they want to vacation
- Stimulation of demand - non-stop flights, low prices
- Prior to ALGT, small cities had few good options
- Leisure - more resilient than business, proven repeatedly
- Packages – air + hotels, cars, etc.
- Variable capacity to match seasonal demand patterns
- Small cities require less frequency due to size of market

allegiant™ Travel is our deal.

Nationwide footprint


Bellingham
Pasco
Kalispell
Great Falls
Missoula
Billings
Bozeman
Idaho Falls
Casper
Minot
Bismarck
Fargo
Grand Forks
Duluth
Bangor
Plattsburgh
Eugene
Medford
Rapid City
Sioux Falls
Appleton
Grand Rapids
Saginaw
Niagara Falls
Elmira
Scranton
Allentown
Cedar Rapids
Rockford
South Bend
Grand Island
Des Moines
Moline
Gary
Toledo
Youngstown
Hagerstown
Salisbury
Stockton
Ogden
Fort Collins/Loveland
Oakland
Monterey
Fresno
Grand Junction
Colorado Springs
Wichita
Peoria
Fort Wayne
Huntington
Bloomington
Roanoke
Owensboro
Lexington
Newport News
Tri-Cities
Santa Maria
Las Vegas
Springfield
Knoxville
Greensboro
Los Angeles
Bentonville
Chattanooga
Asheville
Palm Springs
Greenville/Spartanburg
Wilmington
San Diego
Myrtle Beach
Phoenix-Mesa
Shreveport
Honolulu
Maui
Laredo
Orlando-Sanford
Tampa /St. Pete
Punta Gorda
Fort Lauderdale
McAllen
Yellow dots – leisure destinations
Blue dots – small cities
Large dots - bases

Based on current published schedule through December 31, 2012
186 routes, 62 operating aircraft
67 small cities, 13 leisure destinations

allegiant™ Travel is our deal.

Little competition

Uniquely built to profitably serve small city markets


Bellingham
Oakland
Las Vegas
Phoenix-Mesa
Honolulu
Maui
Des Moines
Bloomington
Grand Rapids
Plattsburgh
Allentown
Knoxville
Greenville/Spartanburg
Orlando
Tampa /St. Pete
Fort Lauderdale


171
15
165
125
85
45
5
Routes w competition
Routes wo competition

Competitors – overlapping routes

Frontier – 5	Spirit – 2
Southwest – 3	AirTran / Southwest – 2
Hawaiian – 1	Alaska - 3

allegiant
Travel is our deal.

Low cost aircraft

- MD-80
  - 59 owned, 54 operating, 58 operating EOY 2012
  - $3mm total for purchase + induction
  - $2.9mm EBITDA/ aircraft LTM 2Q12[(1)]
  - 51 MD-80s will have166 seats
    - 31 166 seat AC Aug 3, completion EOY 2012
- 757
  - 6 owned - 4 operating, 2 leased out, 6 operating 1Q13
  - $15mm total for purchase + induction
  - 223 seats, 8 hour range, up to 4,000 nautical miles
- A319
  - Acquiring 19, growth and replacement aircraft

1 – see GAAP reconciliation in appendix

allegiant™ Travel is our deal.

Capacity management

Leisure = seasonality


Avg. block hours/AC/day
System block hours/AC/day
8.0
7.5
7.0
6.5
6.0
5.5
5.0
4.5
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2010
2011
2012E

	2010	2011	1H 2012
Avg Sched AC [2]	46	50	56

Small cities = low frequency[1]


Weekly market frequency
% of total departures
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Peak
Off peak
2x
3x
4x
5x or greater
Weekly frequency of departures

1 - Peak = sample peak travel time from week of June 13 – Aug 8 2011, sample off peak = Aug 15 – Sept 19 2011
2 – Scheduled aircraft does not include the 2 MD-87s dedicated to charter service

allegiant™ Travel is our deal.

Ancillary revenue – third party products

- Bundled vacation packages
- Very high margins
  - 31% of LTM pre-tax income
- Wholesale price for hotel & car, we manage margin, no inventory risk



Ancillary revenue - third party products
USD mm
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$89.3
$24.4
$106.4
$29.9
$116.1
$33.5
2010
2011
LTM 2Q12
Gross revenue
Net revenue

Growth	YoY LTM 2Q12	YoY 2Q12
Gross revenue	+20%	+11%
Net revenue	+22%	+18%
Room nights	+17%	+10%
Rental car days	+24%	+28%



thousands
800
700
600
500
400
300
2010
2011
LTM 2Q12
Rental car days
Room nights

Net revenue = gross revenue – cost of goods sold – transaction costs

allegiant™ Travel is our deal.

Our website is our only store



allegiant Travel is our deal.
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We pledge the best travel deals.
Travel is our deal.™
We are committed to saving you money on more than just airfare.

- 25m unique visitors LTM 2Q12
  - ~140k visitors per day
- High conversion
  - > 4% in 2Q12
- Low distribution costs
  - $0.83 adv/pax LTM 2Q12
- Low transaction costs
  - High debit card usage
- 91% of YTD 2012 sales were through the site

allegiant™ Travel is our deal.

Excellent cost structure



Operating cost ex fuel/ASM (CASM ex) vs stage length
7.7 LUV
7.6 ALK(1)
6.8 JBLU
6.0 SAVE
5.4 ALGT
Total cost ex fuel per ASM (cents)
8
7.5
7
6.5
6
5.5
5
600
700
800
900
1,000
1,100
1,200
Average stage length (miles)



Operating cost/ASM (CASM) vs stage length
12.5 LUV
12.0 ALK(1)
11.4 JBLU
10.6 ALGT
10.2 SAVE
Total cost per ASM (cents)
13
12.5
12
11.5
11
10.5
10
9.5
600
700
800
900
1,000
1,100
1,200
Average stage length (miles)

(1) ALK is mainline statistics
LUV = Southwest Airlines, ALK = Alaska Airlines, JBLU = JetBlue Airways, SAVE = Spirit
Time period – LTM 2Q12, ASM – available seat miles,

allegiant™ Travel is our deal.

Best pre-tax margins



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
ALGT
SAVE(1)
ALK(1)
LUV(1)
JBLU(1)
ALGT
SAVE
ALK
LUV
JBLU
ALGT
SAVE
ALK
LUV
JBLU
ALGT
SAVE
ALK
LUV
JBLU
2009
Recession
2010
Recovery
2011
Runaway Oil
1H12
???

	2009	2010	2011	1H12
Avg AC in period	43	49	52	58
Avg scheduled service fuel cost	$1.90	$2.43	$3.30	$3.39

(1) LUV = Southwest Airlines; JBLU = JetBlue Airways; SAVE = Spirit Airlines
ALK = Consolidated Alaska Air Group adjusted pre-tax margin

allegiant™ Travel is our deal.

Airbus update

- Long term replacement strategy
  - + 5 to 10 year process
- Superior economics to MD-80
  - Better fuel and maintenance costs, higher ownership
    - Ownership costs – same scenario when we began to acquire the MD-80
- Leased vs. buy
  - Opportunistic in the market
  - Values are distressed today, re-engined AC will continue to pressure asset values of current generation families - 737s and A320s
- 2 deals for 19 aircraft
  - Working on other deals
- 156 seat aircraft
- 1st aircraft in service Q2 2013

allegiant™ Travel is our deal.

No change in business plan

Built to be different	A319
Small cities	Better performance, opens up +20 cities MD-80 can not fly into. Some marginal MD-80 markets could be profitable A319 markets
Low cost aircraft	Distressed asset type. New engine technology will continue to drive asset values down
Low frequency/variable capacity	Still low ownership costs allow us to match frequency and demand
Low costs	Better fuel costs and maintenance costs than the MD-80

allegiant™ Travel is our deal.

Hawaii update

- Began flying Las Vegas and Fresno, CA to Honolulu
  - 1st flights June 29/30
- Additional growth into Honolulu
  - Bellingham, WA, Eugene, OR, Santa Maria, Stockton, and Monterey CA
    - Begin 11/15/12, 11/17/12, 11/17/12, 11/18/12, and 11/16/12
- Hawaii (Maui)
  - Bellingham, WA – Begins 11/14/12
- 4 757s operating now, 6 in 1Q13

allegiant™ Travel is our deal.

Carry on bag fee

- Began charging for bags to be placed in overhead
  - Bags that fit under the seat are free
- Changed boarding process in late June
  - Went from open seating to a zone boarding process



Avg fare – ancillary air related
$ per passenger
$34
$33
$32
$31
$30
$29
$28
$31.38
$31.46
$30.38
$31.51
$32.39
$33.90
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12

allegiant
Travel is our deal.

Guidance

- 3Q 12 PRASM (9) to (7)%
- Schedule currently selling through end of 2012
- 3Q 12 CASM ex fuel (2)% to 0%
- 3Q 12 Fixed fee + other revenue $10m to $12m
- 2012 CAPEX $105m to $115m

	3rd Quarter 2012	4th Quarter 2012
System departures	2 to 6%	5 to 9%
System ASMs	14 to 18%	19 to 23%
Scheduled departures	3 to 7%	6 to 10%
Scheduled ASMs	15 to 19%	22 to 26%

Guidance subject to change

allegiant™ Travel is our deal.

Appendix

GAAP reconciliation

EBITDA calculations

$mm	LTM 2Q12	2011	2010	2009	2008	2007
Net Income	67.2	49.4	65.7	76.3	35.4	31.5
+Provision for Income Taxes	40.5	30.1	37.6	44.2	19.8	19.2
+Other Expenses	7.3	5.9	1.3	1.6	.7	-3.6
+Depreciation and Amortization	47.1	42.0	35.0	29.6	23.5	16.0
=EBITDA	**162.1**	**127.4**	**139.6**	**151.8**	**79.4**	**63.1**
Total debt	156.2	146.0	28.1	45.8	64.7	72.1
+7 x annual rent	3.2	7.7	12.0	13.5	19.7	21.0
Adjusted total debt	159.3	153.7	40.1	59.3	84.4	93.1
=Adjusted Debt to EBITDA	**1.0x**	**1.2x**	**0.3x**	**0.4x**	**1.1x**	**1.5x**
Average aircraft in period	56	52.3	47	43	36	28
=EBITDA per aircraft	**2.9**	**2.4**	**2.9**	**3.6**	**2.2**	**2.3**
Interest expense	8.4	7.2	2.5	4.1	5.4	5.5
= Interest coverage	**19.3x**	**17.7x**	**55.4x**	**37.2x**	**14.7x**	**11.4x**

allegiant™ Travel is our deal.

GAAP reconciliation

Return on equity

$mm	LTM 2Q12	2011	2010	2009
Net Income ($mm)	67.2	49.4	65.7	76.3

	Jun 2012	Jun 2011	Dec 2011	Dec 2010	Dec 2009
Total shareholders equity ($mm)	403.0	328.3	351.5	297.7	292.0
Return on equity	**18%**		**15%**	**22%**	

ROE = Net income / Avg shareholders equity

allegiant™ Travel is our deal.

GAAP reconciliation

Return on capital employed calculation

$mm	LTM 2Q12	2011	2010	2009
+ Net income	67.2	49.4	65.7	76.3
+ Income tax	40.5	30.1	37.6	44.2
+ Interest expense	8.4	7.2	2.5	4.7
- Interest income	1.1	1.2	1.2	2.5
EBIT	115.0	85.5	104.6	122.7
+ Interest income	1.1	1.2	1.2	2.5
Tax rate	37.6%	37.9%	36.4%	36.2%
Numerator	**72.4**	**53.9**	**67.3**	**79.6**
Total assets prior year	701.2	501.3	499.6	424.0
- Current liabilities prior year	206.2	166.6	158.6	131.0
+ ST debt of prior year	6.2	16.5	23.3	25.3
Denominator	**502.0**	**351.2**	**364.3**	**318.3**
= Return on capital employed	**14.4%**	**15.3%**	**18.5%**	**25.0%**

allegiant™ Travel is our deal.

Revenue momentum

Average fare - total



$135
$130
$125
$120
$115
$110
$105
$111
$126
$127
$131
2010
2011
1H11
1H12

Average fare - ancillary third party products



$6.00
$5.50
$5.00
$4.50
$4.00
$4.34
$5.18
$5.26
$5.56
2010
2011
1H11
1H12

Average fare - scheduled service



$95
$90
$85
$80
$75
$70
$76
$89
$90
$92
2010
2011
1H11
1H12

Average fare - ancillary air-related charges



$34.00
$32.00
$30.00
$30.24
$31.17
$31.42
$33.14
2010
2011
1H11
1H12

All revenue is revenue per scheduled passenger

Growth and pre-tax margin vs fuel

	1Q 08	2Q 08	3Q 08	4Q 08	1Q 09	2Q 09	3Q 09	4Q 09	1Q 10	2Q 10	3Q 10	4Q 10	1Q 11	2Q 11	3Q 11	4Q 11	1Q 12	2Q 12
Qtr pre-tax margin	11%	3%	7%	23%	31%	25%	16%	13%	21%	17%	12%	13%	14%	9%	8%	10%	15%	18%



60%
40%
20%
0%
-20%
-40%
-60%
1Q-2008
2Q-2008
3Q-2008
4Q-2008
1Q-2009
2Q-2009
3Q-2009
4Q-2009
1Q-2010
2Q-2010
3Q-2010
4Q-2010
1Q-2011
2Q-2011
3Q-2011
4Q-2011
1Q-2012
2Q-2012
Scheduled ASMs growth
PRASM growth
System fuel price growth

allegiant
Travel is our deal.

Fuel efficiency improvements


System ASMs per gallon
63.0
61.0
59.0
57.0
59.0
58.6
59.2
58.7
58.7
58.7
59.1
60.1
61.4
62.0
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12

	1Q11	2Q11	3Q11	4Q11	1Q12	2Q12
YoY chg – Sys ASMs/gal	(0.5)%	0.2%	(0.2)%	2.4%	4.6%	5.6%
# of 757 ac in svc (end of qtr)			1	1	1	3
# of 166 seat ac in svc (end of qtr)			1	7	17	26

allegiant™ Travel is our deal.

Capacity changes

Year over year change in scheduled ASMs


30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
17%
6%
9%
4%
24%
14%
14%
3%
3%
-8%
-3%
-13%
-3%
-9%
8%
3%
22%
14%
20%
11%
17%
-2%
24%
1%
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012E
4Q 2012E
Total scheduled ASM growth
Same store ASM growth

ASMs – available seat miles
Scheduled ASM growth in 3rd quarter 2012 and 4th quarter 2012 is the midpoint of guided range

allegiant™ Travel is our deal.

Market management over time



# of markets
25
20
15
10
5
0
1Q-2009
2Q-2009
3Q-2009
4Q-2009
1Q-2010
2Q-2010
3Q-2010
4Q-2010
1Q-2011
2Q-2011
3Q-2011
4Q-2011
1Q-2012
2Q-2012
Markets added
Markets deleted

Does not include shifting of 10 markets from Sanford to Orlando International in 1Q 10 and shifted back to Sanford in 1Q 11

allegiant™ Travel is our deal.

Revenue model

- Scheduled service
  - Air fare from small cities to leisure destinations
- Ancillary – Air related charges
  - Unbundled air product
- Ancillary 3rd party products
  - Hotels, rental cars
- Fixed fee & Other
  - Charter flying
  - Lease revenue


Revenue growth ($mm)
Total revenue
$900
$800
$700
$600
$500
$400
$300
$504
$58
$19
$95
$331
$558
$49
$20
$143
$346
$664
$42
$24
$170
$428
$779
$54
$30
$180
$515
$854
$53
$34
$201
$566
2008
2009
2010
2011
LTM 2Q12
Scheduled
Ancillary air
Ancillary 3rd party
Fixed fee & Other

allegiant™ Travel is our deal.

Unit revenue changes vs capacity changes



40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
12%
6%
-3%
14%
1%
19%
-2%
24%
-8%
35%
1%
25%
1%
24%
-9%
20%
1%
33%
6%
17%
7%
11%
11%
8%
10%
10%
26%
2%
22%
-2%
22%
-4%
19%
-10%
8%
-3%
17%
-8%
24%
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
3Q-12E
4Q-12E
Scheduled ASM growth
PRASM growth

4Q-12E scheduled service ASM growth is midpoint of guided range
3Q-12E is midpoint of guided range for both PRASM and scheduled ASMs

allegiant™ Travel is our deal.

166 seat project economics

Revenue (actual LTM 2Q12)	
Average scheduled fare	$90.36
Average ancillary fare	$37.48
Total scheduled fare	$127.84
Assumptions	
75% load factor (16 x .75)	12 pax
$ per pax fuel ($3.04* gal x 40 gal/dept)	$10.13
$ per pax non fuel (inflight, D&A, marketing, etc.)	$30.00
Total marginal cost per pax	$40.13
Departures/AC/year (2011 = 2.6 dept/AC/day)	945
# additional sched pax/AC/year	11,340

* Fuel – scheduled fuel price we paid in June 2012

allegiant™ Travel is our deal.

Low cost drivers

LTM 2Q12 cost per passenger



Ex fuel cost = $56
Fuel cost = $54
Total Allegiant = $110
Ex fuel cost = $65
Fuel cost = $45
Total Spirit = $110
Ex fuel cost = $90
Fuel cost = $56
Total Southwest = $146
Ex fuel cost = $96
Fuel cost = $63
Total JetBlue = $159
Other
Aircraft
$18
$19
$37
$24
$21
$45
$28
$42
$70
$36
$36
$72
$12
$7
$54
$73
$5
$15
$45
$65
$10
$10
$56
$75
$11
$13
$63
$87
ALGT
SAVE
LUV
JBLU
Fuel
Ownership
Maintenance
Labor
Other

Source: Company filings
Ownership includes depreciation & amortization + aircraft rent
Other excludes special items and one-time charges for other carriers

allegiant Travel is our deal.

Credit metrics



Return on capital employed
20%
10%
0%
18.5%
15.3%
14.4%
3.1%
2010
2011
LTM 2Q12
LUV LTM 2Q12



Return on equity
30%
20%
10%
0%
22.3%
15.0%
18.0%
4.8%
2010
2011
LTM 2Q12
LUV LTM 2Q12



Interest coverage
60
50
40
30
20
10
0
55.4 x
17.7 x
19.3 x
8.4 x
2010
2011
LTM 2Q12
LUV LTM 2Q12



Debt / EBITDA
5
4
3
2
1
0
0.3 x
1.2 x
1.0 x
3.9 x
2010
2011
LTM 2Q12
LUV LTM 2Q12

LUV = Southwest Airlines, based on published information

allegiant™ Travel is our deal.